Exhibit 10.20
     AMENDMENT DATED AS OF January 26, 2012, TO MASTER REPURCHASE AGREEMENT BETWEEN
NOMURA SECURITIES INTERNATIONAL, INC. AND PROVIDENT MORTGAGE CAPITAL ASSOCIATES, INC.
Upon execution, this Amendment (the “Amendment”) shall serve to amend the Master Repurchase Agreement, dated as of May 11, 2011, including the applicable Annexes (the “Agreement”), between Nomura Securities International, Inc. (“Party A”) and Provident Mortgage Capital Associates, Inc. (“Party B”). All capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.
Amendments.
1.	Events of Default. Paragraph 9 of Annex I of the Agreement is hereby amended by
(a)	Deleting subparagraph (e) thereof in its entirety and replacing with the following:
“(e) Minimum Equity Capital. On any day during the term hereof, Party A in its sole discretion determines that Party B has failed to maintain minimum Equity Capital in an amount equal to USD 75,000,000 or fifty percent (50%) of the highest historical year-end Equity Capital. For the purposes of the foregoing Event of Default, Party B shall be the defaulting party.”
(b)	Deleting subparagraph (g) thereof in its entirety and replacing with the following:
“(g) Initial Public Offering. Party B fails to raise at least USD 100,000,000, in its initial public offering. For the purposes of the foregoing Event of Default, Party B shall be the defaulting party.”
Entire Agreement. This Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communications or prior writings (except as otherwise provided herein) with respect thereto.
Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.
Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

NOMURA SECURITIES INTERNATIONAL, INC.		PROVIDENT MORTGAGE CAPITAL ASSOCIATES, INC.

By:	/s/ Anthony Kowalski	By:	/s/ Mark E. Lefanowicz
Name:	Anthony Kowalski	Name:	Mark E. Lefanowicz
Title:	Managing Director	Title:	CEO & President
Date:	2/3/12	Date:	2/2/12